UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
FORM 8-K
 __________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2016

_______________________

MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

_______________________

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On September 1, 2016 (the “Effective Date”), Masimo Corporation (the “Company”) and Cercacor Laboratories, Inc. (together with the Company, “Masimo”) entered into a Third Amendment to Settlement Agreement and Release of Claims (the “Third Amendment”) with Medtronic Plc (“Medtronic”), Covidien LP, Nellcor Puritan Bennett LLC and Covidien Holding Inc. (collectively, “Nellcor”), pursuant to which the parties amended that certain January 17, 2006 Settlement Agreement and Release of Claims, as amended by the January 24, 2006 Amendment to Settlement Agreement and Release of Claims, and the January 28, 2011 Second Amendment to Settlement Agreement and Release of Claims (as so amended, the “Settlement Agreement”). Pursuant to the Third Amendment, Nellcor agreed, among other things, to continue to pay to the Company a royalty of 7.75% based on Nellcor’s and its affiliates’ United States pulse oximetry revenue (as defined in the Settlement Agreement) occurring during the period commencing on the Effective Date and through and including October 6, 2018. After October 6, 2018, the parties agreed that no further royalties will be due under the Settlement Agreement.
In accordance with the terms of the Third Amendment, Nellcor agreed to extend its covenant not to sue Masimo for patent infringement by certain Masimo products to the current versions of such products and to certain additional Masimo products. Masimo agreed that its covenant not to sue Nellcor for patent infringement by certain Nellcor products will be fully paid-up, perpetual, irrevocable, and royalty-free after October 6, 2018.
In addition, each party agreed that it will not assert, prior to December 31, 2019, (1) that any of the intellectual property rights of another party are invalid, unpatentable or unenforceable, or (2) any claim of patent infringement against another party based on products of such party that are commercially available as of the Effective Date.
Additionally, pursuant to the terms of the Third Amendment, the parties agreed to jointly request termination of the inter partes review proceeding that was instituted by the Patent Trial and Appeal Board of the U.S. Patent and Trademark Office on Masimo’s U.S. Patent No. 7,496,393, as previously reported by the Company in its Current Reports on Form 8-K filed with the Securities and Exchange Commission on October 22, 2015 and April 29, 2016.
The foregoing description of certain terms contained in the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the copy of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On September 2, 2016, the Company issued a press release regarding the execution of the Third Amendment. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
10.1
Third Amendment to Settlement Agreement and Release of Claims, dated as of September 1, 2016, by and among Masimo Corporation and Cercacor Laboratories, Inc., and Medtronic Plc, Covidien LP, Nellcor Puritan Bennett LLC and Covidien Holding Inc.

99.1	Press Release dated September 2, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: September 2, 2016	By:	/s/ TOM MCCLENAHAN
Tom McClenahan
Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amendment to Settlement Agreement and Release of Claims, dated as of September 1, 2016, by and among Masimo Corporation and Cercacor Laboratories, Inc., and Medtronic Plc, Covidien LP, Nellcor Puritan Bennett LLC and Covidien Holding Inc.

99.1	Press Release dated September 2, 2016.